                                                                EXHIBIT 99.1

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION

                            $235,000,000 Certificates

                   Delta Funding Home Equity Loan Trust 1997-1

                           Delta Funding Corporation,
                             as Seller and Servicer

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Securities Offered:

To Maturity:
--------------------------------------------------------------------------------------------------------------------
                                                   Approx.     Estimated      Estimated      Expected      Stated
 Securities    Expected    Group                  Expected     WAL/MDUR       Principal   Final Maturity   Final
  (1) (2)        Size       No.      Benchmark      Price        (yrs)       Pmt. Window                  Maturity
--------------------------------------------------------------------------------------------------------------------
 Class A-1   $83,709,000     I             Curve    99.992%    1.05/0.98      25 months      4/25/99      1/25/12
 Class A-2   $54,267,000     I          3 Yr Tsy    99.989%    3.07/2.67      30 months      9/25/01      5/25/15
 Class A-3   $14,084,000     I          5 Yr Tsy    99.996%    5.10/4.13      18 months      2/25/03      8/25/18
 Class A-4   $10,374,000     I             Curve    99.982%    7.20/5.38      42 months      7/25/06      8/25/23
 Class A-5   $11,966,000     I         10 Yr Tsy    99.989%   11.88/7.52      68 months      2/25/12      5/25/28
 Class A-6   $23,600,000     I             Curve    99.983%    6.52/4.98     142 months      1/25/12      5/25/28
 Class A-7   $37,000,000    II        1 mo LIBOR   100.000%      3.56        216 months      3/25/15      5/25/28
--------------------------------------------------------------------------------------------------------------------

To 10% Call:
--------------------------------------------------------------------------------------------------------------------
                                                   Approx.     Estimated      Estimated      Expected      Stated
 Securities    Expected    Group                  Expected     WAL/MDUR       Principal   Final Maturity   Final
  (1) (2)        Size       No.      Benchmark      Price        (yrs)       Pmt. Window                  Maturity
--------------------------------------------------------------------------------------------------------------------
 Class A-1   $83,709,000     I             Curve    99.992%    1.05/0.98      25 months      4/25/99      1/25/12
 Class A-2   $54,267,000     I          3 Yr Tsy    99.989%    3.07/2.67      30 months      9/25/01      5/25/15
 Class A-3   $14,084,000     I          5 Yr Tsy    99.996%    5.10/4.13      18 months      2/25/03      8/25/18
 Class A-4   $10,374,000     I             Curve    99.982%    7.05/5.30      29 months      6/25/05      8/25/23
 Class A-5   $11,966,000     I         10 Yr Tsy    99.989%    8.24/5.92       1 month       6/25/05      5/25/28
 Class A-6   $23,600,000     I             Curve    99.983%    6.36/4.90      63 months      6/25/05      5/25/28
 Class A-7   $37,000,000    II        1 mo LIBOR   100.000%      3.30         99 months      6/25/05      5/25/28
--------------------------------------------------------------------------------------------------------------------

(1) All securities are rated AAA/Aaa by S&P and Moody's.

2) Prepayments are sized at 120% for Group I and 125% for Group II of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                              Projected Performance
                      Under Varying Prepayment Assumptions

Group I Certificates to Maturity

    ------------------------------------------------------------------------------------------------------------------------
    % of Prepayment Assumption               50.0%         75.0%        100.0%        120.0%        150.0%        200.0%
    Implied Seasoned CPR                     10.0%         15.0%         20.0%        24.0%         30.0%         40.0%

    Class A-1
    Avg. Life (yrs)                           2.12         1.52          1.21          1.05          0.89          0.72
    Mod Duration (yrs)                        1.88         1.39          1.12          0.98          0.83          0.68
    Window (begin-end) (mths)                1 - 56       1 - 38        1 - 29        1 - 25        1 - 20        1 - 16
    Expected Final Maturity                 11/25/01      5/25/00       8/25/99      4/25/99       11/25/98      7/25/98
    Yield @ 99.992%                           6.42         6.34          6.27          6.21          6.14          6.02

    Class A-2
    Avg. Life (yrs)                           7.94         5.07          3.71          3.07          2.43          1.81
    Mod Duration (yrs)                        5.83         4.11          3.16          2.67          2.17          1.65
    Window (begin-end) (mths)               56 - 151     38 - 102       29 - 67      25 - 54       20 - 42       16 - 29
    Expected Final Maturity                 10/25/09      9/25/05      10/25/02      9/25/01       9/25/00       8/25/99
    Yield @ 99.989%                           6.88         6.85          6.82          6.79          6.75          6.69

    Class A-3

    Avg. Life (yrs)                          13.95         9.98          6.54          5.10          3.90          2.73
    Mod Duration (yrs)                        8.53         6.89          5.04          4.13          3.29          2.40
    Window (begin-end) (mths)              151 - 178     102 - 139     67 - 100      54 - 71       42 - 53       29 - 36
    Expected Final Maturity                 1/25/12      10/25/08       7/25/05      2/25/03       8/25/01       3/25/00
    Yield @ 99.996%                           7.26         7.25          7.23          7.20          7.18          7.12

    Class A-4
    Avg. Life (yrs)                          14.83         12.96         9.82          7.20          4.91          3.32
    Mod Duration (yrs)                        8.72         8.06          6.75          5.38          3.98          2.85
    Window (begin-end) (mths)              178 - 178     139 - 175     100 - 136     71 - 112      53 - 67       36 - 44
    Expected Final Maturity                 1/25/12      10/25/11       7/25/08      7/25/06       10/25/02      11/25/00
    Yield @ 99.982%                           7.47         7.47          7.46          7.44          7.41          7.36

    Class A-5
    Avg. Life (yrs)                          17.85         15.56         13.63        11.88          8.68          4.35
    Mod Duration (yrs)                        9.39         8.81          8.19          7.52          6.03          3.58
    Window (begin-end) (mths)              178 - 307     175 - 241     136 - 206    112 - 179      67 - 170      44 - 68
    Expected Final Maturity                 10/25/22      4/25/17       5/25/14      2/25/12       5/25/11       11/25/02
    Yield @ 99.989%                           7.69         7.69          7.68          7.68          7.66          7.60

    Class A-6
    Avg. Life (yrs)                           8.18         7.37          6.83          6.52          6.16          5.68
    Mod Duration (yrs)                        5.88         5.46          5.16          4.98          4.76          4.46
    Window (begin-end) (mths)               37 - 178     37 - 178      37 - 178      37 - 178      37 - 166      37 - 124
    Expected Final Maturity                 1/25/12       1/25/12       1/25/12      1/25/12       1/25/11       7/25/07
    Yield @ 99.983%                           7.17         7.16          7.16          7.16          7.15          7.14
    ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS


                              Projected Performance
                      Under Varying Prepayment Assumptions


Group I Certificates to 10% Cleanup Call
   -------------------------------------------------------------------------------------------------------------------------
   % of Prepayment Assumption                50.0%         75.0%        100.0%        120.0%       150.0%        200.0%
   Implied Seasoned CPR                      10.0%         15.0%         20.0%        24.0%         30.0%         40.0%

   Class A-1
   Avg. Life (yrs)                            2.12         1.52          1.21          1.05         0.89          0.72
   Mod Duration (yrs)                         1.88         1.39          1.12          0.98         0.83          0.68
   Window (begin-end) (mths)                 1 - 56       1 - 38        1 - 29        1 - 25       1 - 20        1 - 16
   Expected Final Maturity                  11/25/01      5/25/00       8/25/99      4/25/99      11/25/98       7/25/98
   Yield @ 99.992%                            6.42         6.34          6.27          6.21         6.14          6.02

   Class A-2
   Avg. Life (yrs)                            7.94         5.07          3.71          3.07         2.43          1.81
   Mod Duration (yrs)                         5.83         4.11          3.16          2.67         2.17          1.65
   Window (begin-end) (mths)                56 - 151     38 - 102       29 - 67      25 - 54       20 - 42       16 - 29
   Expected Final Maturity                  10/25/09      9/25/05      10/25/02      9/25/01       9/25/00       8/25/99
   Yield @ 99.989%                            6.88         6.85          6.82          6.79         6.75          6.69

   Class A-3
   Avg. Life (yrs)                           13.95         9.98          6.54          5.10         3.90          2.73
   Mod Duration (yrs)                         8.53         6.89          5.04          4.13         3.29          2.40
   Window (begin-end) (mths)               151 - 178     102 - 139     67 - 100      54 - 71       42 - 53       29 - 36
   Expected Final Maturity                  1/25/12      10/25/08       7/25/05      2/25/03       8/25/01       3/25/00
   Yield @ 99.996%                            7.26         7.25          7.23          7.20         7.18          7.12

   Class A-4
   Avg. Life (yrs)                           14.83         12.52         9.50          7.05         4.91          3.32
   Mod Duration (yrs)                         8.72         7.90          6.60          5.30         3.98          2.85
   Window (begin-end) (mths)               178 - 178     139 - 154     100 - 119     71 - 99       53 - 67       36 - 44
   Expected Final Maturity                  1/25/12       1/25/10       2/25/07      6/25/05      10/25/02      11/25/00
   Yield @ 99.982%                            7.47         7.47          7.45          7.44         7.41          7.36

   Class A-5
   Avg. Life (yrs)                           14.83         12.83         9.91          8.24         6.39          4.29
   Mod Duration (yrs)                         8.61         7.93          6.73          5.92         4.89          3.53
   Window (begin-end) (mths)               178 - 178     154 - 154     119 - 119     99 - 99       67 - 79       44 - 57
   Expected Final Maturity                  1/25/12       1/25/10       2/25/07      6/25/05      10/25/03      12/25/01
   Yield @ 99.989%                            7.68         7.68          7.67          7.66         7.64          7.60

   Class A-6
   Avg. Life (yrs)                            8.18         7.35          6.76          6.36         5.62          4.44
   Mod Duration (yrs)                         5.88         5.45          5.13          4.90         4.46          3.68

   Window (begin-end) (mths)                37 - 178     37 - 154      37 - 119      37 - 99       37 - 79       37 - 57
   Expected Final Maturity                  1/25/12       1/25/10       2/25/07      6/25/05      10/25/03      12/25/01
   Yield @ 99.983%                            7.17         7.16          7.16          7.15         7.14          7.12
   -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                              Projected Performance
                      Under Varying Prepayment Assumptions

Group II Certificates

    To Maturity
   ----------------------------------------------------------------------------------------------------------------------------
   % of Prepayment Assumption                     50.0%        75.0%        100.0%        125.0%        150.0%       200.0%
   Implied Seasoned CPR                           10.0%        15.0%         20.0%         25.0%        30.0%        40.0%

   Class A-7
   Avg. Life (yrs)                                 8.19         5.83         4.44          3.56          2.96         2.19
   Window (begin-end) (mths)                     1 - 346      1 - 317       1 - 265       1 - 216      1 - 178      1 - 128
   Expected Final Maturity                       1/25/26      8/25/23       4/25/19       3/25/15      1/25/12      11/25/07
   ----------------------------------------------------------------------------------------------------------------------------


   To 10% Cleanup Call
   ----------------------------------------------------------------------------------------------------------------------------
   % of Prepayment Assumption                     50.0%        75.0%        100.0%        125.0%        150.0%       200.0%
   Implied Seasoned CPR                           10.0%        15.0%         20.0%         25.0%        30.0%        40.0%

   Class A-7
   Avg. Life (yrs)                                 7.21         5.33         4.07          3.30          2.73         2.03
   Window (begin-end) (mths)                     1 - 178      1 - 154       1 - 119       1 - 99        1 - 79       1 - 57
   Expected Final Maturity                       1/25/12      1/25/10       2/25/07       6/25/05      10/25/03     12/25/01
   ----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

Collateral Summary

                             Initial Group I Loans


 Total Number of Loans                                              2,030
 Total Outstanding Scheduled Loan Balance                     $146,257,910

        Balloon (% of Total)                                       44.66%
        Level Pay (% of Total)                                     55.34%

 Average Loan Principal Balance                                $72,048.23     $6,994 - $350,000
 Weighted Average Coupon                                           11.43%     8.50% - 18.00%
 Weighted Average Original Term (mths)                                226     60 - 360
 Range of Original Terms                                        Level Pay     Balloon (1)
                                                                ---------     -----------
                                                        60 - 144    1.24%     180:   100.00%
                                                        180        55.91%
                                                        240        24.84%
                                                        300         0.36%
                                                        360        17.65%

 Weighted Average Remaining Term (mths)                                225    56 - 360
 Weighted Average CLTV                                             70.32%     11.76% - 90.00%
 Lien Position (first/second)                             89.51% / 10.49%
 Property Type

         Single Family                                              65.79%
         Two to Four Family                                         24.53%
         Mixed Use                                                   4.19%
         Other                                                       5.50%

 Occupancy Status

         Owner Occupied                                             85.17%
         Investment                                                 14.83%

 Geographic Distribution

 other states account individually for less than              NY    50.09%    PA      5.29%
 4% of Group I pool balance                                   NJ     7.68%

 Origination Years                                          1996    58.40%
                                                            1997    41.60%

 Credit Class                                                  A     42.91%    C     21.11%
                                                               B     30.05%    D      5.92%


 Days Delinquent                                        Current:   97.44%
                                                    30-59 days:     2.56%

(1) Amortizes over a 30 year original term.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                                                   Initial Group II Loans
 Total Number of Loans                                                                  249
 Total Outstanding Loan Balance                                                 $26,775,810

       Balloon (% of Total)                                                          0.00%
       Level Pay (% of Total)                                                      100.00%

 Average Loan Principal Balance                                                $107,533.37     $19,000 - $421,250
 Weighted Average Coupon                                                            10.62%     8.25% - 16.35%
 Weighted Average Margin                                                             6.87%     4.50% - 11.10%
 Weighted Average Original Term (mths)                                                 357     180 - 360
 Range of Original Terms                                                    180:     0.70%
                                                                            240:     1.71%

                                                                             360:   97.59%

 Weighted Average Remaining Term (mths)                                                 356    176 - 360
 Weighted Average Life Cap                                                          16.69%     14.25% - 22.35%
 Weighted Average Periodic Cap                                                       1.04%     1.00% - 3.00%
 Weighted Average Floor                                                              9.88%     4.50% - 16.35%
 Index                                                            6 month LIBOR    100.00%
 Weighted Average LTV                                                               75.47%     35.38% - 90.00%
 Lien Position (first/second)                                                100.0% / 0.0%
 Property Type
         Single Family                                                               80.34%

         Two to Four Family                                                          15.95%

         Other                                                                        3.71%

 Occupancy Status

         Owner Occupied                                                              88.51%

         Investment                                                                  11.49%

 Geographic Distribution

 other states account individually for less than                              NY     22.12%    PA       6.83%
 6% of Group II principal balance                                            NJ      15.59%    MI       6.49%
                                                                              GA     10.79%    OH      6.27%

 Next Rate Adjustment Date                                                  5/97      0.32%    10/97    2.52%
                                                                            6/97      4.78%    2/99      5.12%
                                                                             7/97    21.89%    3/99      8.99%
                                                                             8/97    29.85%    4/99      0.62%
                                                                             9/97    23.55%
 Origination Years                                                            1996   50.37%
                                                                              1997   49.63%

 Credit Class                                                                  A    47.60%      C    20.80%
                                                                               B    29.01%      D      2.59%

 Days Delinquent                                                         Current:   99.52%

                                                                     30-59 Days:     0.48%

LEHMAN BROTHERS

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).